UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2025

Super League Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Colorado Avenue, Suite 100E
Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLE	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, the Board of Directors (the “Board”) of Super League Enterprise, Inc. (the “Company”) formally appointed Mr. Hunter Williams to fill a vacancy on the Board created by Michael Keller’s resignation. Mr. Williams will serve as a Class II director until the Company’s 2028 annual meeting of stockholders, until such time as his successor has been duly elected and qualified, or until his earlier death, resignation, or removal.

Hunter Williams is a accomplished digital asset strategist and entrepreneur with deep expertise in blockchain technology, token economics, and decentralized finance, coupled with a foundation in compliance and legal operations. With a decade of experience advising high-growth Web3 companies and architecting token strategies that have achieved billion-dollar fully diluted valuations, he has founded and led multiple ventures across blockchain acceleration, digital-asset ecosystem development, and frontier-technology commercialization. Earlier in his career, Hunter worked in legal and compliance automation at National Instruments, supporting enterprise-level governance, risk, and operational efficiency initiatives. He currently leads strategic direction and partnerships across several blockchain and emerging-technology companies, bringing a unique combination of regulatory fluency, operational rigor, and innovative digital-asset leadership to the Super League Board of Directors.

The Board has determined that Mr. Williams qualifies as an independent director under the listing standards of the Nasdaq Capital Market and the director independence standards set forth in the Company’s Corporate Governance Guidelines. There are no arrangements or understandings between Mr. Williams and the Company or any other person pursuant to which Mr. Williams was selected to serve on, or appointed as a member of, the Board. There are no family relationships between Mr. Williams and any director or executive officer of the Company. Mr. Williams has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Enterprise, Inc.

Date: December 16, 2025	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer